UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22069

UST Global Private Markets Fund, LLC

(Exact name of registrant as specified in charter)

325 North Saint Paul Street, 49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

Robert Conti, Chief Executive Officer and President

UST Global Private Markets Fund, LLC

c/o Neuberger Berman Management LLC

605 Third Avenue, 2nd Floor

New York, NY 10158-0180

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-476-8800

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

UST Global Private Markets Fund, LLC

Financial Statements

For the year ended March 31, 2016

UST Global Private Markets Fund, LLC
Statement of Assets, Liabilities and Members’ Equity – Net Assets
As of March 31, 2016

Assets

Investments, at fair value (cost $48,803,588)	$73,992,117
Cash and cash equivalents	3,852,523
Prepaid insurance	27,477
Other assets	220

Total Assets	$77,872,337

Liabilities

Advisory fee payable	$221,996
Audit fee payable	31,000
Administration service fees payable	20,000
Legal fees payable	3,787
Other payables	329

Total Liabilities	277,112

Commitments and contingencies (See Note 6)

Members’ Equity - Net Assets	$77,595,225

Members’ Equity - Net Assets consists of:
Members’ capital paid-in	$83,342,699
Members’ capital distributed	(52,972,352)
Accumulated net investment loss	(10,692,118)
Accumulated realized gain on investments	32,728,467
Accumulated net unrealized appreciation on investments	25,188,529

Total Members’ Equity - Net Assets	$77,595,225

Units of Membership Interests outstanding (unlimited units authorized)	74,070.96
Net Asset Value Per Unit	$1,047.58

The accompanying notes are an integral part of these financial statements.

1

UST Global Private Markets Fund, LLC
Schedule of Investments
As of March 31, 2016

Portfolio Funds (A),(B),(D),(E)	Acquisition Type	Acquisition Dates (C)	Geographic Region (F)	Fair Value

Buyout/Growth (61.80%)
Charlesbank Equity Fund VII, L.P.	Primary	10/2009 - 03/2016	North America	$8,150,000
Charterhouse Capital Partners IX, L.P.	Primary	01/2009 - 08/2015	Europe	2,617,400
Hellman & Friedman Capital Partners VII, L.P.	Primary	08/2011 - 03/2016	North America	9,916,959
HgCapital 6 A, L.P.	Primary	03/2010 - 11/2015	Europe	5,966,383
SPC Partners IV, L.P.	Primary	12/2008 - 04/2015	North America	3,999,853
TA XI, L.P.	Primary	07/2010 - 01/2016	North America	10,275,685
Thomas H. Lee Equity Fund VI, L.P.	Secondary	12/2010 - 12/2015	North America	7,028,862
				47,955,142
Special Situations (14.97%)
Carlyle Realty Partners V, L.P.	Secondary	03/2011 - 09/2015	North America	3,797,548
Royalty Opportunities S.àr.l.	Primary	08/2011 - 01/2015	Europe	4,452,619
Starwood Global Opportunity Fund VIII, L.P.	Primary	10/2009 - 02/2016	North America	3,369,223
				11,619,390
Venture Capital (18.59%)
Battery Ventures VIII Side Fund, L.P.	Primary	08/2008 - 03/2016	North America	394,721
Draper Fisher Jurvetson Fund X, L.P.	Primary	07/2010 - 01/2016	North America	5,840,973
Trinity Ventures X, L.P.	Primary	03/2009 - 04/2014	North America	8,181,891
				14,417,585

Total Investments in Portfolio Funds (cost $48,803,588) (95.36%)				73,992,117
Other Assets & Liabilities (Net) (4.64%)				3,603,108
Members’ Equity - Net Assets (100.00%)				$77,595,225

(A)	Non-income producing securities, restricted as to public resale and liquidity.
(B)	Total cost of illiquid and restricted securities at March 31, 2016, aggregated $48,803,588. Total fair value of illiquid and restricted securities at March 31, 2016 $73,992,117 or 95.36% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	The estimated cost of the Portfolio Funds at March 31, 2016 for federal income tax purposes aggregated $39,635,580. The net unrealized appreciation for federal income tax purposes was estimated to be $34,356,537. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $35,083,529 and $726,992, respectively.
(E)	All percentages are calculated as fair value divided by the Fund’s Members’ Equity - Net Assets.
(F)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.

The accompanying notes are an integral part of these financial statements.

2

UST Global Private Markets Fund, LLC
Statement of Operations
For the year ended March 31, 2016

Operating Expenses:

Advisory fee	$998,980
Independent Managers’ fees	86,937
Administration service fees	84,087
Legal fees	73,253
Insurance expense	62,104
Audit fees	31,720
Other fees	29,219

Total Operating Expenses	1,366,300

Net Investment Loss	(1,366,300)

Net Realized and Change in Unrealized Gain on Investments (Note 2)

Net realized gain on investments	13,009,820
Net change in unrealized appreciation on investments	(2,700,970)

Net Realized and Change in Unrealized Gain on Investments	10,308,850

Net Increase in Members’ Equity – Net Assets Resulting From Operations	$8,942,550

The accompanying notes are an integral part of these financial statements.

3

UST Global Private Markets Fund, LLC
Statements of Changes in Members’ Equity – Net Assets

For the year ended March 31, 2015

	Members’ Capital	Investment Adviser	Total
Members’ committed capital	$97,678,000	$986,646	$98,664,646

Members’ capital at April 1, 2014	$79,140,067	$1,948,550	$81,088,617
Capital contributions	15,513,080	157,863	15,670,943
Capital distributions	(23,058,954)	(234,328)	(23,293,282)
Net investment loss	(1,528,871)	(15,473)	(1,544,344)
Net realized gain on investments	9,876,915	100,393	9,977,308
Net change in unrealized appreciation on investments	3,893,904	39,582	3,933,486
Net change in incentive carried interest	(836,368)	836,368	-
Members’ capital at March 31, 2015	$82,999,773	$2,832,955	$85,832,728

For the year ended March 31, 2016

	Members’ Capital	Investment Adviser	Total
Members’ committed capital	$98,664,646	$-	$98,664,646

Members’ capital at April 1, 2015	$82,999,773	$2,832,955	$85,832,728
Capital contributions	9,784,965	-	9,784,965
Capital distributions	(26,920,619)	(44,399)	(26,965,018)
Net investment loss	(1,362,888)	(3,412)	(1,366,300)
Net realized gain on investments	12,981,537	28,283	13,009,820
Net change in unrealized appreciation on investments	(2,742,826)	41,856	(2,700,970)
Net change in incentive carried interest	(669,664)	669,664	-
Transfer in/(out)	886,026	(886,026)	-
Members’ capital at March 31, 2016	$74,956,304	$2,638,921	$77,595,225

The accompanying notes are an integral part of these financial statements.

4

UST Global Private Markets Fund, LLC
Statement of Cash Flows
For year ended March 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES

Net Change in Members’ Equity – Net Assets resulting from operations	$8,942,550
Contributions to investments in Portfolio Funds	(4,792,067)
Proceeds received from investments	24,692,549
Adjustments to reconcile net change in Members’ Equity – Net Assets resulting from operations to net cash provided by operating activities:
Net realized gain on investments	(13,009,820)
Net change in unrealized appreciation on investments	2,700,970
Changes in assets and liabilities related to operations
(Increase)/decrease in prepaid insurance	(27,477)
(Increase)/decrease in other assets	19,288
Increase/(decrease) in advisory fees payable	(36,999)
Increase/(decrease) in audit fee payable	(21,790)
Increase/(decrease) in legal fees payable	(11,812)
Increase/(decrease) in Independent Managers' fees payable	(11,000)
Increase/(decrease) in other payables	(13,824)

Net cash provided by (used in) operating activities	18,430,568

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Members’ capital contributions	9,784,965
Distributions to Members	(26,965,018)

Net cash provided by (used in) financing activities	(17,180,053)

Net change in cash and cash equivalents	1,250,515
Cash and cash equivalents at beginning of year	2,602,008

Cash and cash equivalents at end of year	$3,852,523

Noncash activities
Receipt of in-kind distributions of securities from Portfolio Funds, at fair value on the date of distribution	$401,252

The accompanying notes are an integral part of these financial statements.

5

UST Global Private Markets Fund, LLC
Financial Highlights

	For the year ended March 31, 2016	For the year ended March 31, 2015	For the year ended March 31, 2014	For the year ended March 31, 2013	For the year ended March 31, 2012
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF PERIOD	$1,286.90	$1,450.79	$1,255.11	$1,154.41	$1,099.04
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(19.49)	(23.17)	(31.08)	(35.13)	(42.49)
Net realized and change in unrealized gain on investments	150.80	208.57	276.57	135.83	97.86
Net increase/decrease in net assets resulting from operations	131.31	185.40	245.49	100.70	55.37

DISTRIBUTIONS TO MEMBERS:
Net change in Members’ Equity - Net Assets due to distributions to Members	(370.63)	(349.29)	(49.81)	-	-
NET ASSET VALUE, END OF PERIOD	$1,047.58	$1,286.90	$1,450.79	$1,255.11	$1,154.41
TOTAL NET ASSET VALUE RETURN (1), (2)	10.52%	14.81%	15.59%	8.72%	5.04%

RATIOS AND SUPPLEMENTAL DATA:
Members’ Equity - Net Assets, end of period in thousands (000's)	$77,595	$85,833	$81,089	$68,389	$57,969
Ratios to average Members’ Equity - Net Assets: (3)
Expenses excluding incentive carried interest	1.64%	1.91%	2.45%	2.97%	3.98%
Net change in incentive carried interest	0.80%	1.04%	1.64%	-	-
Expenses including incentive carried interest	2.44%	2.95%	4.09%	2.97%	3.98%
Net investment loss excluding incentive carried interest	(1.64)%	(1.91)%	(2.45)%	(2.97)%	(3.98)%
Portfolio Turnover Rate (4)	6.04%	14.56%	18.09%	15.54%	13.24%

INTERNAL RATES OF RETURN:
Internal Rate of Return before incentive carried interest, including expenses (5)	11.58%	11.61%	10.60%	7.50%	6.83%
Internal Rate of Return after incentive carried interest, including expenses (5)	11.09%	11.13%	10.20%	7.50%	6.83%

1)	Selected data for a unit of Membership Interest outstanding throughout each period.
2)	Total investment return, based on per unit net asset value reflects the changes in net asset value based on the effects of offering costs, the performance of the Fund during the period and assumes distributions, if any, were reinvested. The Fund’s units are not traded in any market, therefore, the market value total investment return is not calculated.
3)	Ratios do not reflect the Fund’s proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Portfolio Funds.
4)	Contributions paid to Portfolio Funds are included in the portfolio turnover rate.
5)	The Internal Rate of Return is computed based on the actual dates of the cash inflows (capital contributions), outflows (capital and stock distributions), and the ending net assets before and after incentive carried interest at the end of the period (residual value) as of each measurement date, excluding the Investment Advisor.

The accompanying notes are an integral part of these financial statements.

6

UST Global Private Markets Fund, LLC
Notes to Financial Statements
Year ended March 31, 2016

1. Organization

UST Global Private Markets Fund, LLC (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on February 2, 2007. The Fund commenced operations on July 1, 2008. The duration of the Fund is twelve years from the final subscription closing date (the “Final Closing”), which occurred on December 31, 2009. The Board of Managers of the Fund (the “Board” or the “Board of Managers”), with the consent of members of the Fund (“Members”) holding more than 50% of the outstanding units, may extend the term for up to three successive one-year periods, or more if necessary, to permit orderly liquidation.

The Fund’s investment objective is to achieve long-term capital appreciation. Neither the Fund nor the Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve its objective primarily by investing in private equity funds pursuing investment strategies in buyout, venture capital and special situations (distressed debt, mezzanine secondaries, natural resources, opportunistic real estate, royalties and other private equity strategies perceived to be attractive by the Investment Adviser) (collectively, the “Portfolio Funds”). The Portfolio Funds are not registered as investment companies under the Investment Company Act.

Effective August 14, 2015, Merrill Lynch Alternative Investments LLC (“MLAI”), a subsidiary of Bank of America, N.A. that served as the Fund’s prior investment adviser, completed a transaction whereby it transferred its management rights to certain funds, including the Fund, to certain subsidiaries of Neuberger Berman Group LLC (“NB”). Upon the close of this transaction, the Fund’s former investment advisory agreement with MLAI terminated in accordance with its terms and as required under the Investment Company Act, and Neuberger Berman Management LLC (“NBM”) became the Fund’s investment manager and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser”) became the Fund’s sub-adviser. An Investment Advisory Agreement between the Fund and NBM and a Sub-Advisory Agreement between NBM and NBAA with respect to the Fund were approved by Members of the Fund at a special meeting held for that purpose on August 14, 2015. Six individuals, formerly of MLAI, joined NB in a similar capacity. MLAI’s investment of approximately 1% of the Fund’s net assets was transferred to a NB affiliate and is now a Member of the Fund. Effective December 31, 2015, NBM reorganized into its affiliate Neuberger Berman Investment Advisers LLC (“NBIA” or “Investment Adviser”). The transfer of the Investment Advisory Agreement from NBM to NBIA was approved by the Fund’s Board of Managers on December 18, 2015. NBIA and NBAA are now responsible for the management and operations of the Fund, subject to the oversight of the Board of Managers.

Until December 31, 2013, BACA served as investment adviser of Fund. Effective December 31, 2013, Bank of America Capital Advisors LLC (“BACA”) reorganized into its affiliate, MLAI. MLAI assumed all responsibilities for serving as the investment adviser of the Fund under the terms of the investment advisory agreement between BACA and the Fund. The transfer of the Advisory Agreement from BACA to MLAI was approved by the Fund’s Board of Managers on November 25, 2013.

7

UST Global Private Markets Fund, LLC
Notes to Financial Statements
Year ended March 31, 2016

The Board has overall responsibility to manage and supervise the operations of the Fund. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation. The Board has engaged the Investment Adviser and Sub-Adviser to provide investment advice regarding the selection of the Portfolio Funds and to manage the day-to-day operations of the Fund.

2. Significant Accounting Policies

The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

A.	Basis of Accounting

The Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Fund are maintained in U.S. dollars. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

B.	Recent Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-7, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), modifying FASB ASC Topic 820: Fair Value Measurement (“ASC 820”). Under the modifications, investments eligible to be measured at fair value using net asset value (“NAV”) per share as a practical expedient are no longer included in the fair value hierarchy. ASU 2015-7 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. The adoption of ASU 2015-07 is not expected to have material impact on the Fund's financial statements.

C.	Valuation of Investments

The Fund computes its NAV as of the last business day of each fiscal quarter and at such other times as the Sub-Adviser deems appropriate in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Fund values its interests in the Portfolio Funds and other investments.  The Board has delegated to the Sub-Adviser general responsibility for determining the value of the assets held by the Fund.  The value of the Fund’s interests is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.

8

UST Global Private Markets Fund, LLC
Notes to Financial Statements
Year ended March 31, 2016

It is expected that most of the Portfolio Funds in which the Fund invests will meet the criteria set forth under ASC 820, permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Sub-Adviser generally will value the Fund’s investment in the Portfolio Fund based primarily upon the value reported to the Fund by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

FASB ASC 820-10 “Fair Value Measurements and Disclosure” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access;

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. An investment's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Sub-Adviser. The Sub-Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the Sub-Adviser’s perceived risk of that investment.

9

UST Global Private Markets Fund, LLC
Notes to Financial Statements
Year ended March 31, 2016

All of the Fund’s investments in the Portfolio Funds have been classified within Level 3, and the Fund generally does not hold any investments that could be classified as Level 1 or Level 2, as observable prices are typically not available. Assumptions used by the Sub-Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations and financial condition.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Fund commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Fund generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market.” These interests, in the absence of a recent and relevant secondary market transaction, are generally classified as Level 3.

The following table presents the investments carried on the Statement of Assets, Liabilities and Members’ Equity - Net Assets by level within the valuation hierarchy as of March 31, 2016.

	Level 1	Level 2	Level 3	Total
Assets:
Buyout/Growth	$-	$-	$47,955,142	$47,955,142
Special Situations	-	-	11,619,390	11,619,390
Venture Capital	-	-	14,417,585	14,417,585
Totals	$-	$-	$73,992,117	$73,992,117

Valuation Process for Level 3 Fair Value Measurements

The Fund generally uses the NAV reported by a Portfolio Fund as its valuation of such Portfolio Fund; however, adjustments to the reported valuation may be made in certain circumstances where such use is not applicable or inappropriate. In making a valuation determination, the Sub-Adviser considers various factors, including, but not limited to, the Portfolio Fund’s valuation policies and practices, the Portfolio Fund’s investment portfolio or other assets and liabilities, the pricing of new rounds of financing by the underlying investments in the Portfolio Fund, any relevant operational or non-investment issues that may affect the Portfolio Fund, and the valuation of the same investments held by other Portfolio Funds. The valuation process for investments categorized in Level 3 of the fair value hierarchy is completed on a quarterly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight and review. The Sub-Adviser has responsibility for the valuation process and the fair value of investments reported in the financial statements. The Sub-Adviser performs initial and ongoing investment monitoring and valuation assessments. The Sub-Adviser’s due diligence process includes evaluating the operations and valuation procedures of the managers of the Portfolio Funds and the transparency of those processes through background and reference checks, attendance at investor meetings and periodic site visits. In determining the fair value of investments, the Sub-Adviser reviews periodic investor reports and interim and annual audited financial statements received from the Portfolio Funds, reviews material quarter over quarter changes in valuation and assesses the impact of macro market factors on the performance of the Portfolio Funds. The Board reviews investment transactions and monitors performance of the managers of the Portfolio Funds. The fair value recommendations of the Sub-Adviser are reviewed by the Board on a quarterly basis.

10

UST Global Private Markets Fund, LLC
Notes to Financial Statements
Year ended March 31, 2016

Significant Unobservable Inputs

As of March 31, 2016 the Fund had investments in Portfolio Funds valued at $73,992,117. The fair value of all investments in the Fund’s Schedule of Investments has been valued at the unadjusted net asset value reported by the managers of the Portfolio Funds.

The following table includes a rollforward of the amounts as of March 31, 2016 for investments classified within Level 3. The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

	Buyout/ Growth	Special Situations	Venture Capital	Total
Balance as of April 1, 2015	$53,613,564	$13,656,834	$16,313,351	$83,583,749
Net change in unrealized appreciation (depreciation) on investments	(809,800)	(511,700)	(1,379,470)	(2,700,970)
Net realized gain on investments	11,469,707	1,535,271	4,842	13,009,820
Contributions	3,662,229	863,538	266,300	4,792,067
Distributions	(19,980,558)	(3,924,553)	(787,438)	(24,692,549)
Balance as of March 31, 2016	$47,955,142	$11,619,390	$14,417,585	$73,992,117

The net change in unrealized appreciation relating to Level 3 investments still held as of March 31, 2016 is $(2,700,970).

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the year ended March 31, 2016.

The estimated remaining life of the Fund’s Portfolio Funds as of March 31, 2016 is two to six years, with the possibility of extensions by each of the Portfolio Funds.

D.	Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. At March 31, 2016, the Fund did not hold any cash equivalents. BNY Mellon Investment Servicing Trust Company serves as the Fund’s custodian.

11

UST Global Private Markets Fund, LLC
Notes to Financial Statements
Year ended March 31, 2016

E. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.

F. Investment Gains and Losses

The Fund records distributions of cash or in-kind securities from the Portfolio Funds based on the information from distribution notices when distributions are received. The Fund recognizes within the Statement of Operations its share of realized gains or (losses), the Fund’s net change in unrealized appreciation/(depreciation) and the Fund’s share of net investment loss based upon information received regarding distributions from managers of the Portfolio Funds. The Fund may also recognize realized losses based upon information received from the Portfolio Fund managers for write-offs taken in the underlying portfolio. Change in unrealized appreciation/(depreciation) on investments within the Statement of Operations includes the Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each Portfolio Fund.

The Portfolio Funds may make in-kind distributions to the Fund and, particularly in the event of the dissolution of a Portfolio Fund, such distributions may contain securities that are not marketable. While the general policy of the Fund will be to liquidate such investments and distribute proceeds to the Members, under certain circumstances when deemed appropriate by the Board, a Member may receive in-kind distributions from the Fund.

G. Income Taxes

The Fund is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to individual Members and, accordingly, there is no provision for income taxes reflected in these financial statements. The Fund has a tax year end of December 31.

Differences arise in the computation of Members’ capital for financial reporting in accordance with GAAP and Members' capital for federal and state income tax reporting. These differences are primarily due to the fact that the change in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Portfolio Funds for federal income tax purposes is based on amounts reported to the Fund on Schedule K-1 from the Portfolio Funds. As of March 31, 2016, the Fund had not received information to determine the tax cost of the Portfolio Funds. Based on the amounts reported to the Fund on Schedule K-1 as of December 31, 2014, and after adjustment for purchases and sales between December 31, 2014 and March 31, 2016, the estimated cost of the Portfolio Funds at March 31, 2016, for federal income tax purposes aggregated $39,635,580. The net unrealized appreciation for federal income tax purposes was estimated to be $34,356,537. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $35,083,529 and $726,992, respectively.

12

UST Global Private Markets Fund, LLC
Notes to Financial Statements
Year ended March 31, 2016

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2015, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2012 forward (with limited exceptions). FASB ASC 740-10 “Income Taxes” requires the Sub-Adviser to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Sub-Adviser has reviewed the Fund’s tax positions for the open tax period and has concluded that no provision for taxes is required in the Fund’s financial statements for the year ended March 31, 2016. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the year ended March 31, 2016, the Fund did not incur any interest or penalties.

H. Contribution Policy

Capital contributions will be credited to each Member’s capital account and units will be issued when paid. Capital contributions will be determined based on a percentage of commitments. For the year ended March 31, 2016 and 2015, the Fund issued 7,373.86 and 10,804.44 units, respectively.

I. Distribution Policy

Distributions will be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to the Members at such times and in such amounts as determined by the Board of Managers in its sole discretion and in accordance with the Members’ respective percentage interests, as defined in the Fund’s limited liability company agreement (“LLC Agreement”). Distributions from the Fund are made in the following priority:

a.	a 125% return of all drawn commitments to Members until all the drawn commitments are returned to Members; and

b.	a 90% - 10% split between the Members and the Investment Adviser. The Investment Adviser was not eligible to collect any of the Incentive Carried Interest (as defined below) that it may have earned until after December 31, 2013, the fourth anniversary of the Final Closing.

J. Restrictions on Transfers

Interests of the Fund (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board, which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

13

UST Global Private Markets Fund, LLC
Notes to Financial Statements
Year ended March 31, 2016

K. Fees of the Portfolio Funds

Each Portfolio Fund will charge its investors (including the Fund) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Fund level expenses shown on the Fund’s Statement of Operations, Members of the Fund will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Fund’s Financial Highlights.

L. Fund Expenses

The Fund bears all expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Advisory Fees (as defined herein); investment related expenses; legal fees; administration; auditing; tax preparation fees; custodial fees; costs of insurance; registration expenses; Independent Manager fees; and expenses of meetings of the Board.

M. Foreign Currency Translation

The Fund has foreign investments which require the Fund to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar using period end exchange rates. The resulting translation adjustments are recorded as change in unrealized appreciation or depreciation on investments.

Contributed capital to and distributions received from these foreign Portfolio Companies are translated into the U.S. dollar using exchange rates on the date of the transaction.

Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although Members’ Equity - Net Assets of the Fund is presented at the exchange rates and values prevailing at the end of the period, the Fund does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.

N. Incentive Carried Interest

Incentive carried interest (the “Incentive Carried Interest”) is not earned by the Investment Adviser until 125% of all drawn capital commitments are returned to the Members. After a 125% return of all drawn commitments has been made, all future distributions will be split 90% to Members pro rata in accordance with their respective capital contributions and 10% to the Investment Adviser. The Investment Adviser was not eligible to collect any of the Incentive Carried Interest that it may have earned until after December 31, 2013, the fourth anniversary of the Final Closing. Incentive Carried Interest is accrued based on the net asset value of the Fund each quarter-end as an allocation of profits, to the extent there is an amount to be accrued. The Statement of Changes in Members’ Equity – Net Assets discloses that amount payable and paid to the Investment Adviser in the period in which it occurs. At March 31, 2016, the accrued and unpaid Incentive Carried Interest was $2,638,921.

14

UST Global Private Markets Fund, LLC
Notes to Financial Statements
Year ended March 31, 2016

3. Advisory Fee, Administration Fee and Related Party Transactions

Under the Fund’s inital advisory agreement approved by the Board on September 11, 2009, and pursuant to each subsequent advisory agreement, including the Fund’s current agreement with NBIA, the Fund pays an investment advisory fee of 1.5% on capital commitments of Members (the “Advisory Fee”), with an annual 10% step-down (the “Step-down”) starting on the third anniversary of the Final Closing and continuing until the Advisory Fee reaches 0.25%. The Final Closing occurred on December 31, 2009, which means that the Step-down started on January 1, 2013. No Advisory Fee was paid by the Fund until the Final Closing. For the year ended March 31, 2016, the Fund incurred Advisory Fees totaling $998,980. As more fully described in Note 2.H, after Members have received distributions equal to 125% of their drawn commitments, all future distributions will be split 90% to Members pro rata in accordance with their respective drawn commitments and 10% to the Investment Adviser. The Incentive Carried Interest is paid in addition to the Advisory Fee.

Pursuant to an Administrative and Accounting Services Agreement, the Fund retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, accounting, tax preparation, and investor services to the Fund. In consideration for these services, the Fund pays the Administrator a variable fee between 0.0125% and 0.0250%, based on average quarterly net assets, subject to a minimum quarterly fee. For the year ended March 31, 2016, the Fund incurred administration fees totaling $84,087.

The Board consists of six managers, each of whom is not an “interested person” of the Fund as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Managers”). Effective January 1, 2016, the Independent Managers are each paid an annual retainer of $35,000. Until December 31, 2015, the Independent Managers were each paid an annual retainer of $5,000 ($6,000 for the Chairperson of the Board and $5,500 for the Chairperson of the Audit Committee) and per-meeting fees of: $2,000 for in-person attendance at quarterly meetings of the Board ($2,500 for the Chairperson of the Board); $1,000 for telephone participation at a quarterly Board meeting or for participation at a telephonic special meeting of the Board; and $750 for each Audit Committee meeting (whether held in-person or by telephone). The Independent Managers are also reimbursed for travel-related expenses. For the year ended March 31, 2016, the Fund incurred $86,937 in Independent Managers’ fees.

An “affiliated person” (as defined in the Investment Company Act) of another person means (i) any person directly or indirectly owning, controlling, or holding with power to vote, 5 percent or more of the outstanding voting securities of such other person; (ii) any person 5 percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (iii) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (iv) any officer, director, partner, copartner, or employee of such other person; (v) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (vi) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof. As of March 31, 2016, one Member had an ownership of approximately 15% of the Fund’s total commitments and is deemed an “affiliated member” (the “Affiliated Member”). The affiliation between the Affiliated Member and the Fund is based solely on the commitments made and percentage ownership.

15

UST Global Private Markets Fund, LLC
Notes to Financial Statements
Year ended March 31, 2016

4. Capital Commitments from Members

At March 31, 2016 and 2015, capital commitments from the Members totaled $98,664,646. Capital contributions received by the Fund with regard to satisfying Member commitments totaled $83,342,699 and $73,557,734 which represents approximately 84% and 75% of committed capital at March 31, 2016 and 2015, respectively. Cumulatively through March 31, 2016 and 2015, Members have defaulted on $522,250 and $440,750 in Member contributions. Management is addressing the defaulting Members in conformity with the LLC Agreement.

5. Allocations of Capital and Net Profits or Net Losses to Members

The net profits or net losses of the Fund are allocated to Members in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation such that it would follow the distributions outlined in Note 2.H.

6. Capital Commitments of the Fund to Portfolio Funds

As of March 31, 2016, the Fund had unfunded commitments to the Portfolio Funds totaling $9,846,757 as listed below:

Portfolio Funds:	Unfunded Commitment
Buyout/Growth	4,879,181
Special Situations	4,333,836
Venture Capital	633,740
Total	$9,846,757

7. Description of the Portfolio Funds

Due to the nature of the Portfolio Funds, the Fund cannot liquidate its positions in the Portfolio Funds except through distributions from the Portfolio Funds, which are made at the discretion of the Portfolio Funds. The Fund has no right to demand repayment of its investment in the Portfolio Funds.

The following Portfolio Funds each represent 5% or more of Members’ Equity - Net Assets of the Fund. Thus, the Portfolio Funds’ investment objectives are disclosed below.

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UST Global Private Markets Fund, LLC
Notes to Financial Statements
Year ended March 31, 2016

TA XI, L.P. represents 13.24% of Members’ Equity - Net Assets of the Fund as of March 31, 2016. The objective of TA XI, L.P. is to make investments in profitable, private middle-market companies in growth industries.

Hellman & Friedman Capital Partners VII, L.P. represents 12.78% of Members’ Equity – Net Assets of the Fund as of March 31, 2016. The objective of Hellman & Friedman Capital Partners VII, L.P. is to invest in financial restructurings and leveraged buyouts.

Trinity Ventures X, L.P. represents 10.54% of Members’ Equity - Net Assets of the Fund as of March 31, 2016. The objective of Trinity Ventures X, L.P. is to provide select investors with the opportunity to realize long-term appreciation, generally from venture capital investments.

Charlesbank Equity Fund VII, L.P. represents 10.50% of Members’ Equity - Net Assets of the Fund as of March 31, 2016. The objective of Charlesbank Equity Fund VII, L.P. is to make investments in equity, debt, convertible securities and other interests in business organizations, and to provide capital for acquisition and expansion of growing companies.

Thomas H. Lee Equity Fund VI, L.P. represents 9.06% of Members’ Equity - Net Assets of the Fund as of March 31, 2016. The objective of Thomas H. Lee Equity Fund VI, L.P. is to make equity investments in friendly management-led acquisitions and recapitalizations.

HgCapital 6 A, L.P. represents 7.69% of Members’ Equity - Net Assets of the Fund as of March 31, 2016. The objective of HgCapital 6 A, L.P. is to identify companies in the European middle-market with leading potential, high return on capital and predictable revenues, targeting growth and performance improvement.

Draper Fisher Jurvetson Fund X, L.P. represents 7.53% of Members’ Equity – Net Assets of the Fund as of March 31, 2016. The objective of Draper Fisher Jurvetson Fund X, L.P. is to invest in venture capital, both domestically and globally.

Royalty Opportunities S.àr.l. represents 5.74% of Members’ Equity - Net Assets of the Fund as of March 31, 2016. The objective of Royalty Opportunities S.àr.l. is to invest primarily in cash flow streams of approved products protected by patents.

SPC Partners IV, L.P. represents 5.15% of Members’ Equity - Net Assets of the Fund as of March

31, 2016. The objective of SPC Partners IV, L.P. is to create value by acquiring growing lower middle-market consumer products companies with leading market positions and definable, defensible niches.

8. Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be determined; however, based on the Investment Adviser’s experience, the risk of loss from such claims is considered remote.

17

UST Global Private Markets Fund, LLC
Notes to Financial Statements
Year ended March 31, 2016

Many of the Portfolio Funds’ partnership agreements contain provisions that allow them to recycle or recall distributions made to the Fund. Accordingly, the unfunded commitments disclosed under Note 6 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

9. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry and currency risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Fund may have a concentration of investments, as permitted by the Private Placement Memorandum, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Fund. The Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner, if at all.

The Fund believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

This portfolio strategy presents a high degree of business and financial risk due to the nature of underlying companies in which the Portfolio Funds invest, which may include entities with little operating history, minimal capitalization, operations in new or developing industries, and concentration of investments in one industry or geographical area.

The Portfolio Fund assets may become investments in publicly traded securities through initial public offerings and acquisitions by public companies. These securities may be subject to restrictions, which may prevent the immediate resale of these securities by the Portfolio Funds. These securities may be subject to substantial market volatility which could impact the Portfolio Funds’ valuations.

The Portfolio Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. As a result, the Fund will be subject indirectly to such risks through its investment in the Portfolio Funds. However, due to the nature of the Fund’s investments in Portfolio Funds, such risks are limited to the Fund’s capital balance in each such Portfolio Fund.

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UST Global Private Markets Fund, LLC
Notes to Financial Statements
Year ended March 31, 2016

If the Fund defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Portfolio Fund. This may impair the ability of the Fund to pursue its investment program, force the Fund to borrow or otherwise impair the value of the Fund’s investments (including the complete devaluation of the Fund). In addition, defaults by Members on their commitments to the Fund, may cause the Fund to, in turn, default on its commitment to a Portfolio Fund. In this case, the Fund, and especially the non-defaulting Members, will bear the penalties of such default as outlined above. While the Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

10. Subsequent Events

On May 19, 2016, the Fund distributed approximately 1.5% of capital commitments.

The Fund has evaluated all events subsequent to the balance sheet date of March 31, 2016, through the date these financial statements were available to be issued and has determined that no further subsequent events require disclosure.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of

UST Global Private Markets Fund, LLC

We have audited the accompanying statement of Assets, Liabilities and Members’ Equity - Net Assets of UST Global Private Markets Fund, LLC (the “Company”), including the Schedule of Investments, as of March 31, 2016, and the related Statements of Operations, Changes in Members’ Equity – Net Assets, Cash Flows, and the Financial Highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Statement of Changes in Members’ Equity – Net Assets for the year ended March 31, 2015 and the Financial Highlights for each of the four years in the period ended March 31, 2015 were audited by other auditors, and in their opinion dated May 29, 2015, the other auditors expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the underlying portfolio companies. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Company, as of March 31, 2016, and the results of its operations, the changes in its members’ equity - net assets, its cash flows, and the financial highlights for the year ended March 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

May 27, 2016

20

UST Global Private Markets Fund, LLC
Additional Information (Unaudited)
March 31, 2016

Proxy Voting and Form N-Q

A description of the Fund’s policies and procedures used to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information regarding proxy votes cast by the Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Fund at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Fund did not receive any proxy solicitations during the year ended March 31, 2016.

The Fund files a complete schedule of portfolio holdings with the SEC within sixty days after the end of the first and third fiscal quarters of each year on Form N-Q. The Fund’s Forms NQ (i) are available at http://www.sec.gov, and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (the information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330), and (iii) may be obtained at no charge by calling the Fund at 212-476-8800.

Information pertaining to the Board of Managers of the Fund is set forth below.

21

UST Global Private Markets Fund, LLC
Board of Managers of the Fund (Unaudited)
March 31, 2016

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Other Directorships Held Outside of the Fund Complex	Number of Portfolios in Fund Complex Overseen by Manager*
Disinterested Managers

Virginia G. Breen 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (Born 1964)	Manager	Term Indefinite; Length- since inception	Partner, Chelsea Partners (7/11 to present); Partner, Sienna Ventures (2003 to 12/11); Partner, Blue Rock Capital (8/95 to 12/11); Director, Modus Link Global Solutions, Inc. (4/01 to 12/13); Director of Jones Lang LaSalle Property Trust, Inc.; Manager, UBs A&Q Registered Fund Complex (8 funds), and Director, Calamos Fund Complex (27 funds).	8

Alan Brott 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (Born 1943)	Manager	Term Indefinite; Length- since August 2015	Consultant (since 10/91); Associate Professor, Columbia University (since 2000); Former Partner of Ernst & Young; Director, Grosvenor RegisteredMulti-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, and Grosvenor Registered Multi-Strategy Fund (W), LLC, and a director of Stone Harbor Investment Funds (5 funds), Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.	9

Victor F. Imbimbo, Jr. 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (Born 1952)	Manager	Term Indefinite; Length- since August 2015	President and CEO of Caring Today, LLC, leading information and support resource for the family caregiver market; Former President for North America TBWA\World Health, a division of TBWA Worldwide, and Executive Vice President of TBWA\New York; Manager, Man FRM Alternative Multi-Strategy Fund LLC.	9

Thomas F. McDevitt 325 North Saint Paul St. 49th Floor Dallas, TX 75201 (Born 1956)	Manager	Term Indefinite; Length- since inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/02 to present)	8

Stephen V. Murphy 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (Born 1945)	Manager	Term Indefinite; Length- since August 2015	President of S.V. Murphy & Co, an investment banking firm (1/91 to present); Director, The First of Long Island Corporation, The First National Bank of Long Island and Man FRM Alternative Multi-Strategy Fund LLC. Former director, Bowne & Co., Inc. (1/06 to 11/10).	9

Thomas G. Yellin 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (Born 1954)	Manager	Term Indefinite; Length- since August 2015	President of The Documentary Group (since 6/06); Former President of PJ Productions (from 8/02 to 6/06); Former Executive Producer of ABC News (from 8/89 to 12/02), and Director, Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, and Grosvenor Registered Multi-Strategy Fund (W), LLC.	8

* The “Fund Complex” consists of Excelsior Venture Partners III, LLC (“EVP III”), Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, Excelsior Private Markets Fund III (TE), LLC, UST Global Private Market Funds, LLC and NB Crossroads Private Markets Fund IV (TI) – Custody Client LLC. Each Manager serves on the board of managers of each fund in the Fund Complex, except only Messrs. Brott, Imbimbo, and Murphy serve on the board of managers of EVP III.

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UST Global Private Markets Fund, LLC
Officers of the Fund (Unaudited)
March 31, 2016

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Officers who are not Managers

Andrew B. Allard (Born 1961)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer	Term — Indefinite; Length — since 2015	General Counsel and Senior Vice President, the Investment Adviser, since 2013; Senior Vice President, Neuberger Berman, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, the Investment Adviser, 1994 to 1999; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Mark Bonner (Born 1977)	Assistant Treasurer	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, since 2015; Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015); Manager, Advent International Corporation (2004-2006); Senior Associate, PricewaterhouseCoopers LLP (1999-2004).

Claudia A. Brandon (Born 1956)	Executive Vice President and Secretary	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, the Investment Adviser, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, the Investment Adviser, 2000 to 2008; formerly, Vice President, the Investment Adviser, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Robert Conti (Born 1956)	Chief Executive Officer and President	Term — Indefinite; Length — since 2015	Managing Director, Neuberger Berman, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008.

Agnes Diaz (Born 1971)	Vice President	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, since 2012; Employee, the Investment Adviser, since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (ten since 2013).

Sheila James (Born 1965)	Assistant Secretary	Term — Indefinite; Length — since 2015	Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, the Investment Adviser, 1991 to 1999; Assistant Secretary, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

23

UST Global Private Markets Fund, LLC
Officers of the Fund (Unaudited)
March 31, 2016

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Officers who are not Managers

Brian Kerrane (Born 1969)	Vice President	Term — Indefinite; Length — since 2015

Managing Director, Neuberger Berman, since 2014; Vice President, the Investment Adviser, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (nine since 2008 and one since 2013).

Josephine Marone (Born 1963)	Assistant Secretary	Term — Indefinite; Length — since 2015	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007.

John M. McGovern (Born 1970)	Treasurer	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, since 2007; Employee, the Investment Adviser, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which the Investment Adviser acts as investment manager and administrator, 2002 to 2005.

Joshua Miller (Born 1978)	Vice President	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, (since 2004). Principal and Chief Operating Officer of NB Private Equity’s Private Investment Portfolios (since 2010).

Chamaine Williams (Born 1971)	Chief Compliance Officer	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, the Investment Adviser, since 2006; Chief Compliance Officer, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

All officers of the Fund are employees and/or officers of the Investment Adviser. Officers of the Fund are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

24

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. For the fiscal year ended March 31, 2016, there were no amendments to a provision of the code of ethics that relates to any element of code of ethics definition, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant's code of ethics is filed with this form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Board of Managers of the Registrant has determined that Alan Brott possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert", and has designated Mr. Brott as the Audit Committee's financial expert. Mr. Brott is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements for the fiscal year ended March 31, 2016 was $31,720.

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements for the fiscal year ended March 31, 2015 was $53,880.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last two fiscal years.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed $0 for the review of the Registrant’s tax return for the fiscal year ended March 31, 2016.

The principal accountant for the audit of the Registrant's annual financial statements billed $0 for review of the Registrant’s tax return for the fiscal year ended March 31, 2015.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last two fiscal years.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) Not applicable

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2016, were $0 and $0, respectively.

The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2015, were $0 and $0, respectively.

(h) The Registrant's audit committee of the board of directors has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the Proxy Voting Policies and Procedures is included as Exhibit 2 to this form.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member – As of March 31, 2016:

NB Private Equity’s investment team is responsible for the day-to-day management of the Fund and, along with other members of NB Private Equity, serves as the day-to-day interface with the members of the Investment Committee, which serve as the Fund’s Portfolio Fund Managers. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments. The eight-member Investment Committee has 250 years of combined professional experience. We believe the Investment Committee is distinctive within the private equity industry for its composition of individuals with diverse backgrounds in not only portfolio and fund of funds management, but also as partners of large-cap buyout funds and mid-cap buyout funds and as chief executive officers of private equity backed portfolio companies. The insights of such a diverse group add substantial value to our diligence process. The Investment Committee operates on a majority vote basis, assuring that every investment gets a full and impartial analysis by the Investment Committee. The Investment Committee is supported by an investment team of principals, senior vice presidents, vice presidents, associates, and analysts who execute our rigorous due diligence process.

John P. Buser is a Managing Director of Neuberger Berman and Global Head of the Private Investment Portfolios practice for Neuberger Berman. He is also a member of the Private Investment Portfolios, Co Investment, Latin America Private Equity, Northbound and Secondary Investment Committees. Before joining Neuberger Berman in 1999, Mr. Buser was a partner at the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P., where he had extensive experience in the practice of domestic and international income taxation during his 17 year tenure. Mr. Buser was admitted to the State Bar of Texas in 1982 after receiving his J.D. from Harvard Law School. Prior to attending law school, Mr. Buser graduated summa cum laude with a B.S. in accounting from Kansas State University.

John H. Massey is the Chairman of the Neuberger Berman Private Investment Portfolios Investment Committee. He is also a member of the Co-Investment and Latin America Private Equity Investment Committees. In 1996, Mr. Massey was elected as one of the original members of the board of directors of the PineBridge Fund Group. Mr. Massey is active as a private investor and corporate director. Previously, he was Chairman and CEO of Life Partners Group, Inc., a NYSE listed company. Over the last 35 years, Mr. Massey has also served in numerous executive leadership positions with other publicly held companies including Gulf Broadcast Corporation, Anderson Clayton & Co., and Gulf United Corporation. He began his career in 1966 with Republic National Bank of Dallas as an investment analyst. Mr. Massey currently serves on the boards of several financial institutions, including Central Texas Bankshare Holdings, and Hill Bancshares Holdings, Inc., among others. He is also the principal shareholder of Columbus State Bank in Columbus, Texas and Hill Bank and Trust Company in Weimar, Texas. Mr. Massey received the Most Distinguished Alumnus award from SMU’s Cox School of Business in 1993. In 2009, he and Mrs. Massey were jointly named Most Distinguished Alumnus by The University of Texas from the Dallas/Fort Worth area. He currently serves as Chair of the Board of Trustees of the University of Texas School of Law and as an Advisory Board Member of the McCombs School of Business at The University of Texas. He is also active in oil and gas, agricultural and wildlife conservation activities in Colorado County and Matagorda County, Texas. Mr. Massey received a B.B.A. from Southern Methodist University and an M.B.A. from Cornell University. He also earned an L.L.B. from The University of Texas at Austin. He received his Chartered Financial Analyst designation and has been a member of the State Bar of Texas since 1966.

Joana P. Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Co-Investment, Latin America Private Equity and Private Investment Portfolios Investment Committees. Previously, Ms. Scaff worked in investment banking covering primarily the telecommunications, media and information services sectors. Ms. Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment. She advised on corporate transactions including mergers and acquisitions, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Scaff is a member of the LP Committee of the BCVA – British Private Equity & Venture Capital Association.

Jonathan D. Shofet is a Managing Director of Neuberger Berman and a member of the Private Investment Portfolios and Latin America Investment Committees. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division for five years, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet sits on the Limited Partner Advisory Boards of Castlelake Airline Credit, Castlelake Credit Strategies, Chambers Energy Capital, ComVest Investment Partners, DFJ Gotham, DFW Capital, Edison Venture Fund, Garrison Opportunities Fund, LLR Partners, NewSpring Capital, Platinum Equity, Siris Partners, Tengram Capital Partners and Wayzata Opportunities Fund. He is also a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien P. Smith is a Managing Director of Neuberger Berman and a leader of the Firm’s Private Investment Portfolios practice. He is also a member of the Private Investment Portfolios, Co-Investment, Latin America Private Equity and Private Debt Investment Committees. Mr. Smith sits on the Limited Partner Advisory Boards of a number of investment relationships on behalf of Neuberger Berman funds. Prior to joining Neuberger Berman in 2001, Mr. Smith worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates. While at Mason Best, Mr. Smith served in a number of roles, including executing private equity investments and dispositions, arranging transaction financing and restructuring underperforming investments. Mr. Smith began his career at Arthur Andersen & Co. where he focused on the financial services sector in the southwest. Mr. Smith sits on the Red McCombs School of Business Advisory Council at the University of Texas at Austin. He is also a director of National Autotech Inc. and has also served on a number of other boards of directors. Mr. Smith received a Master’s in Professional Accounting and a B.B.A. from the University of Texas at Austin.

David S. Stonberg is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Co-Investment, Private Investment Portfolios, Latin America Private Equity and Secondary Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg is also a member of the Neuberger Berman Risk Committee. Mr. Stonberg holds an M.B.A. from the Stern School of New York University and a B.S.E. from the Wharton School of the University of Pennsylvania.

Anthony D. Tutrone is the Global Head of Neuberger Berman Private Equity and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Mr. Tutrone is a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to starting at Neuberger Berman, from 1994 to 2001, Mr. Tutrone was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts with approximately $3.5 billion in assets under management. Mr. Tutrone began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Mr. Tutrone earned an M.B.A. from Harvard Business School and a B.A. in Economics from Columbia University.

Peter J. Von Lehe is a Managing Director of Neuberger Berman and a leader of the Firm’s Private Investment Portfolios practice. He is also a member of the Athyrium, Private Investment Portfolios, Co Investment, Latin America Private Equity and Private Debt Investment Committees. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Reinsurance Company. There, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a B.S. with Honors in Economics from the University of Iowa and a J.D. with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

James Bowden is a Managing Director of Neuberger Berman. Previously, Mr. Bowden was a Managing Director Bank of America / Merrill Lynch, managing the group’s private equity fund of funds business since its inception in 1998. In that capacity he led the private placement capital raising activities, directed investment origination and has ongoing management and administration responsibilities for the Bank of America fund of funds business. Mr. Bowden’s career covers a variety of private equity, commercial banking and management consulting positions. Prior to joining Bank of America / Merrill Lynch, he served as the manager of the Chicago office of Corporate Credit Examination Services for Continental Bank, where he had responsibility for the independent oversight of the Private Equity Investing and Midwest Commercial Banking Division. Earlier in his career, he was a Managing Consultant in the Financial Advisory Services practice of Coopers & Lybrand, specializing in corporate turnarounds and previously focused on commercial lending and problem loan workouts during his time at Continental Bank, Citicorp and the American National Bank of Chicago. Mr. Bowden received his M.B.A. and B.B.A. from the University of Michigan. Mr. Bowden is a Certified Public Accountant.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member – As of March 31, 2016:

The following tables set forth information about funds and accounts other than the Registrant for which a member of the Portfolio Management Team is primarily responsible for the day-to-day portfolio management as of March 31, 2016, unless indicated otherwise.

John P. Buser

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

John H. Massey

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	31	$8,631,700,000	33	$9,491,000,000

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	31	$8,631,700,000	33	$9,491,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	31	$8,631,700,000	33	$9,491,000,000

Brien P. Smith

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	31	$8,631,700,000	33	$9,491,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	31	$8,631,700,000	33	$9,491,000,000

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	31	$8,631,700,000	33	$9,491,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	31	$8,631,700,000	33	$9,491,000,000

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	31	$8,631,700,000	33	$9,491,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	31	$8,631,700,000	33	$9,491,000,000

Peter J. Von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	31	$8,631,700,000	33	$9,491,000,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	31	$8,631,700,000	33	$9,491,000,000

James Bowden

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	12	$1,847,200,000	0	N/A

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	12	$1,847,200,000	0	N/A

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2016:

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Fund Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. In particular, the bonus for a Portfolio Fund Manager is determined by using a formula and may or may not contain a discretionary component. If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

•	Employee-Owned Equity. An integral part of our management buyout in 2009 was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the equity units owned by all employees. These units were subject to vesting (generally 25% vested each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of our Contingent Compensation Program (vesting over 3 years). For 2017 (and in some cases 2016), our Contingent Compensation Program will allow eligible employees to elect to receive 50% of deferred compensation in the form of vested equity. Eligible employees who have represented that they have sufficient direct investments in Neuberger Berman strategies in their private accounts (typically, 50% of their average three year-year compensation) can elect to receive up to 100% of deferred compensation in the form of vested equity.

Further, employees may have purchased vested equity through our Capital Units Election Program offering – we anticipate a similar offering in the first quarter of 2016 through which eligible employees will be able to purchase equity, subject to allocation capacity and program terms and conditions.

In implementing these programs, Neuberger Berman has established additional ways to expand employee owned equity while also insuring that we continue align the interests of our employees with the interests of our clients.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

•	Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the "CCP") to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant's total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. In addition, certain CCP Participants may make an election to receive a portion of their contingent compensation in the form of equity, subject to vesting provisions and other provisions generally consistent with those of the traditional CCP. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts vest over three years. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

(a)(4) As of March 31, 2016, no Portfolio Management Team member owned any Interests in the registrant.

(b) Not applicable.

Item 9. Purchase of Equity Securities By Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant's board of managers that would require disclosure.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics (see Exhibit 1)

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act are filed herewith

(a)(3)	Not applicable

(b)	Not applicable

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	UST Global Private Markets Fund, LLC

By (Signature and Title)	/s/ Robert Conti
Robert Conti, Chief Executive Officer and President

 Date June 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert Conti
Robert Conti, Chief Executive Officer and President

Date June 6, 2016

By (Signature and Title)	/s/ John M. McGovern
John M. McGovern, Treasure and Principle Financial and Accounting Officer

Date June 6, 2016